Exhibit 99.1

Press Release
FOR IMMEDIATE RELEASE
Contact: Greg Fries
JLG Industries, Inc.	Manager — Investor Relations & Analysis
1 JLG Drive	(240) 313-1817, ir@jlg.com
McConnellsburg, PA 17233-9533
Telephone (717) 485-5161
Fax (717) 485-6417
www.jlg.com
ROBUST DEMAND DRIVES JLG TO RECORD QUARTERLY REVENUES
Revenues up 25 percent – Earnings per share up 79 percent — Improved Outlook
      McConnellsburg, PA, May 24, 2006 – JLG Industries, Inc. (NYSE: JLG) today announced consolidated revenues of $630 million and earnings per diluted share of $.43 for its fiscal third quarter ended April 30, 2006. Compared to the prior year period, revenue in the third fiscal quarter increased 25 percent, led by a 38 percent increase internationally and a 20 percent increase in the United States. Excluding revenues from the recently divested excavator business, third quarter revenues increased 30 percent from the prior year. The Company reported net income of $46.2 million compared with net income of $22.7 million, or $0.24 per diluted share, in the prior year. These results include a one time pre-tax gain of $14.6 million ($8.8 million net of tax), or $.08 per diluted share, from the sale of the excavator business during the quarter. The prior year results include $6.3 million ($3.8 million net of tax) or $.04 per share of charges associated with the early extinguishment of debt.
     “Quarterly revenues reached a new record and we produced solid earnings improvement during a period of major manufacturing realignment and capacity expansion,” stated Bill Lasky, Chairman of the Board, President and Chief Executive Officer. “Despite the record level of shipments, incoming orders remained very strong and the open order board at the end of the quarter was $927 million, a significant increase from last year’s level of $665 million. This continues to reflect strong market demand for JLG access products. Our supply chain is responding positively to the increased orders and we are on track to complete our manufacturing realignment and capacity expansion in the fourth quarter. We plan to begin shipments of Caterpillar-branded telehandlers to European dealers in August and to North American dealers in November under our exclusive 20-year private label alliance agreement. In addition to supporting the alliance agreement, the manufacturing realignment and capacity expansion also provides the additional capacity and flexibility required to better satisfy overall demand for JLG access equipment, as well as ongoing productivity improvement.”
Year to date Results
     For the first nine months of fiscal 2006, consolidated revenues were $1.6 billion, a 37 percent increase from the prior year period. Net income was $101 million, or $.95 per diluted share, compared to $21.5 million, or $.23 per diluted share last year.
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JLG Industries, Inc. — page 2
     Cash and cash equivalents totaled $305 million at April 30, 2006, a sequential increase of $122 million, of which $32.4 million was due to the sale of the excavator product line. During the quarter, the Company repurchased $12.4 million of its 8.25 percent Senior Notes due in 2008.
Outlook
     “Demand strength for access products continued through the third quarter and the sustained high level of our order board suggests this trend will continue,” said Jim Woodward, Executive Vice President and Chief Financial Officer. “Operating income improved to $84.7 million including the gain on the sale of the excavator business, or 13.5 percent of revenues, compared to $51.3 million, or 10.1 percent, for the comparable year-ago period. Adjusted for the $14.6 million gain on the sale of the excavator business and the $8.0 million of costs for strategic initiatives and manufacturing realignment in the current period, and for $1.1 million of integration expense in the prior period, our incremental operating margin was 21 percent.
     With nine months of our fiscal year behind us, we now expect our fiscal 2006 revenue growth to be approximately 30 percent over fiscal 2005, an increase from our previously announced range of 20 to 25 percent. Excluding the one-time pre-tax gain on the sale of the excavator business of approximately $14.6 million, we now expect earnings per diluted share to be in a range from $1.25 to $1.30, up from our previous guidance of $1.18 to $1.23. Including the sale of the excavator business, we expect earnings per diluted share in the $1.33 — $1.38 range for this fiscal year.”
Conference Call
     Management’s detailed analysis of the Company’s quarterly results will be provided during a conference call on Thursday, May 25, 2006 at 2:00 p.m. Eastern Time. Within North America, access to the call is available by dialing 866-277-1181, participant pass code 48911770. From international locations, call 617-597-5358, using the same pass code. Please dial into the conference 10 minutes prior to the start. A replay of the call will be available on the website later the same day.
About JLG
     JLG Industries, Inc. is the world’s leading producer of access equipment (aerial work platforms and telehandlers). The Company’s diverse product portfolio encompasses leading brands such as JLG® aerial work platforms; JLG, SkyTrak®, Lull® and Gradall® telehandlers; and an array of complementary accessories that increase the versatility and efficiency of these products for end users. JLG markets its products and services through a multi-channel approach that includes a highly trained sales force and utilizes a broad range of marketing techniques, integrated supply programs and a network of distributors in the industrial, commercial, institutional and construction markets. In addition, JLG offers world-class after-sales service and support for its customers. JLG’s manufacturing facilities are located in the United States, Belgium, and France, with sales and service operations on six continents.
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JLG Industries, Inc. — page 3
     This news release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements are not guarantees of future performance and involve a number of risks and uncertainties that could cause actual results to differ materially from those indicated by the forward-looking statements. Important factors that could cause actual results to differ materially from those suggested by the forward-looking statements include, but are not limited to, the following: (i) general economic and market conditions, including political and economic uncertainty in areas of the world where we do business; (ii) varying and seasonal levels of demand for our products and services; (iii) risks associated with acquisitions; (iv) credit risks from our financing of customer purchases; (v) risks arising from dependence on third-party suppliers; and (vi) costs of raw materials and energy, as well as other risks as detailed in the Company’s SEC reports, including the report on Form 10-Q for the quarter ended January 29, 2006.
     In this release and accompanying tables, we refer to various non-GAAP measures including adjustments to reported GAAP earnings, AFS operations as if accounted for under the equity method, as well as our disclosure of free cash flow, EBITDA and net debt. We believe that these measures are useful to investors in analyzing the Company’s operating performance. For more information, visit www.jlg.com.
     NOTE: Information contained on our website is not incorporated by reference into this press release.
(Tables follow)

JLG Industries, Inc. — Page 4
JLG INDUSTRIES, INC.
FINANCIAL DASHBOARD
(in thousands, except per share data and as otherwise identified)

		Quarter Ended		Fiscal Year		Quarter Ended			Fiscal Year
	April 30,	January 29,	October 30,	Ended	July 31,	May 1,	January 30,	October 31,	Ended
	2006	2006	2005	July 31, 2005	2005	2005	2005	2004	July 31, 2004
REVENUES AND PROFITABILITY
Revenues	$629,615	$494,426	$477,723	$1,735,030	$569,579	$505,356	$353,434	$306,661	$1,193,962
Gross profit margin	18.8%	19.4%	19.9%	16.6%	19.3%	19.4%	15.3%	8.4%	18.9%
EBITDA	90,952	59,400	59,344	154,185	71,103	53,786	27,111	2,185	105,660
Trailing twelve month EBITDA	280,799	243,633	211,344	154,185	154,185	121,445	97,995	90,653	105,660
Trailing twelve month EBITDA margin	12.9%	11.9%	11.1%	8.9%	8.9%	7.6%	7.0%	7.0%	8.8%
Operating income (loss)	84,690	49,734	50,366	120,261	59,722	51,267	17,607	(8,335)	75,906
Operating profit (loss) margin	13.5%	10.1%	10.5%	6.9%	10.5%	10.1%	5.0%	-2.7%	6.4%
Net income (loss) margin	7.3%	5.5%	5.8%	3.3%	6.3%	4.5%	2.1%	-2.8%	2.2%

Reported earnings (loss) per diluted share (1)	$0.43	$0.26	$0.27	$.60	$.35	$.24	$.08	$(.10)	$.30

IMPACT OF SELECTED ITEMS ON: (2)
income (expense)
PRE-TAX INCOME
Strategic Initiatives/Integration (in both Cost of sales (COS), Selling & administrative and product development (SA&PD))	$(7,951)	$(3,375)	$(845)	$(6,261)	$(2,131)	$(1,141)	$(1,093)	$(1,896)	$(15,975)
Restructuring and repositioning charges (in both COS, Restructuring)	—	—	—	—	—	—	—	—	(119)
Net expenses on early extinguishment of debt	(873)	(574)	—	(6,493)	(217)	(6,276)	—	—	—
Currency effects (in Miscellaneous-net)	(2,847)	(672)	731	5,826	1,419	(961)	3,087	2,281	(2,309)
Bad debt charges (in SA&PD)	(234)	(1,336)	(3,509)	(6,977)	(2,533)	(1,364)	(1,948)	(1,132)	(11,560)
Inventory charges (in COS)	106	(551)	(1,488)	(4,423)	(1,244)	(1,279)	(308)	(1,592)	(4,519)
Early vesting incentives (in both COS, SA&PD)	—	—	—	(1,658)	—	(227)	(436)	(995)	(1,771)
Other Incentive pay (in both COS, SA&PD)	(6,266)	(4,888)	(4,846)	(22,194)	(14,810)	(7,384)	—	—	(16,923)
Restatement expenses (in SA&PD)	—	—	—	—	—	—	—	—	(1,264)
Estimated net unrecovered steel cost (in COS)(3)	—	—	(6,005)	(64,753)	(8,702)	(8,307)	(20,980)	(26,764)	(4,695)
Gain on sale of Gradall excavator product line	14,572	—	—	—	—	—	—	—	—

NET INCOME
Strategic Initiatives/Integration (in both COS and SA&PD)	(4,789)	(2,146)	(503)	(3,846)	(1,325)	(687)	(692)	(1,191)	(10,160)
Restructuring and repositioning charges (in both COS, Restructuring)	—	—	—	—	—	—	—	—	(76)
Net expenses on early extinguishment of debt	(526)	(365)	—	(3,988)	(135)	(3,778)	—	—	—
Currency effects (in Miscellaneous-net)	(1,715)	(427)	435	3,578	882	(579)	1,954	1,432	(1,469)
Bad debt charges (in SA&PD)	(141)	(850)	(2,088)	(4,285)	(1,575)	(821)	(1,233)	(711)	(7,352)
Inventory charges (in COS)	64	(350)	(885)	(2,717)	(774)	(770)	(195)	(1,000)	(2,874)
Early vesting incentives (in both COS, SA&PD)	—	—	—	(1,018)	—	(137)	(276)	(625)	(1,126)
Other Incentive pay (in both COS, SA&PD)	(3,774)	(3,109)	(2,883)	(13,632)	(9,209)	(4,445)	—	—	(10,763)
Restatement expenses (in SA&PD)	—	—	—	—	—	—	—	—	(804)
Estimated net unrecovered steel cost (in COS)(3)	—	—	(3,573)	(39,771)	(5,411)	(5,001)	(13,280)	(16,808)	(2,986)
Gain on sale of Gradall excavator product line	8,777	—	—	—	—	—	—	—	—

EARNINGS PER SHARE (1)
Strategic Initiatives/Integration (in both COS and SA&PD)	(0.04)	(0.02)	—	(0.04)	(0.01)	(0.01)	(0.01)	(0.01)	(0.11)
Restructuring and repositioning charges (in both COS, Restructuring)	—	—	—	—	—	—	—	—	—
Net expenses on early extinguishment of debt	—	—	—	(0.04)	—	(0.04)	—	—	—
Currency effects (in Miscellaneous-net)	(0.02)	—	—	0.04	0.01	(0.01)	0.02	0.02	(0.02)
Bad debt charges (in SA&PD)	—	(0.01)	(0.02)	(0.04)	(0.02)	(0.01)	(0.01)	(0.01)	(0.08)
Inventory charges (in COS)	—	—	(0.01)	(0.03)	(0.01)	(0.01)	—	(0.01)	(0.03)
Early vesting incentives (in both COS, SA&PD)	—	—	—	(0.01)	—	—	—	(0.01)	(0.01)
Other Incentive pay (in both COS, SA&PD)	(0.04)	(0.03)	(0.03)	(0.14)	(0.09)	(0.05)	—	—	(0.12)
Restatement expenses (in SA&PD)	—	—	—	—	—	—	—	—	(0.01)
Estimated net unrecovered steel cost (in COS)(3)	—	—	(0.03)	(0.42)	(0.05)	(0.05)	(0.15)	(0.19)	(0.03)
Gain on sale of Gradall excavator product line	0.08	—	—	—	—	—	—	—	—

BALANCE SHEET & LIQUIDITY MEASURES
Cash & cash equivalents	$304,895	$183,344	$230,947	$223,597	$223,597	$172,480	$24,305	$66,498	$37,656
Trade accounts and finance receivables, net	393,966	379,813	379,393	419,866	419,866	377,190	354,350	333,316	400,597
Inventories	216,901	227,957	218,881	169,097	169,097	185,370	182,606	170,731	154,405
Total balance sheet debt	252,047	273,721	278,877	289,351	289,351	299,075	383,534	389,609	423,534
Limited recourse debt from finance receivables monetizations	28,516	45,318	55,921	63,658	63,658	70,586	77,601	85,733	121,794
Net debt(4)	(81,364)	45,059	(7,991)	2,096	2,096	59,248	286,092	242,381	269,553
Net debt(4) to total capitalization	—	7%	—	—	—	12%	50%	47%	49%
Maximum loss exposure under loss pool agreements related to finance receivable monetizations	8,818	11,346	11,855	22,160	22,160	22,168	22,168	22,168	22,198
Equity	625,736	566,870	507,140	478,592	478,592	436,238	284,746	276,780	281,270
Working capital	575,593	523,417	505,787	489,187	489,187	451,660	340,786	328,671	340,552
Depreciation and amortization	7,701	7,907	6,533	28,899	7,365	7,488	6,958	7,088	25,681
Capital expenditures, net of retirements	9,622	3,653	3,129	13,435	8,282	490	2,010	2,653	11,978
Free cash flow(5)	126,423	(53,050)	10,087	267,457	57,152	226,844	(43,711)	27,172	(98,450)

FINANCIAL RATIOS
Days sales outstanding	46.8	62.3	62.7	57.1	57.1	55.4	83.7	92.0	78.4
Days payables outstanding	45.2	40.6	46.4	50.5	50.5	55.7	46.5	54.6	57.0
Inventory turnover (annualized)	7.5	7.6	7.8	7.6	7.6	6.9	6.4	5.9	5.8

(1)	On March 27, 2006, we distributed a two-for-one stock split of our then outstanding common stock. All share and per share data included in this Financial Dashboard and the accompanying consolidated condensed financial statements have been restated to reflect the stock split.

(2)	Net of the quarter and annual effective tax rates. EPS is calculated by dividing the net income (loss) amounts by the respective diluted shares for each period. Individual quarterly net income (loss) per diluted share may not equal the fiscal year EPS due to changes in the number of common shares outstanding during the year. Repositioning charges are reported in COS.

(3)	Net unrecovered steel cost is an estimate based upon a baseline average of steel prices per ton for various types of steel in fiscal 2004 compared to the impact of steel prices incurred for various types of steel. These estimates include assumptions regarding the steel content of and sources of our products and their components. The steel price increases are netted against steel surcharges invoiced to our customers.

(4)	Net debt reflects total balance sheet debt plus off-balance sheet financing, less cash and limited recourse debt from finance receivables monetizations.

(5)	Free cash flow is defined as cash flow from operating activities, investing activities, payment of dividends, exercise of stock options, and the effect of exchange rate changes on cash less changes in accounts receivable securitization, limited recourse debt from finance receivables monetizations and off-balance sheet debt.

JLG Industries, Inc. — Page 5
JLG INDUSTRIES, INC.
CONSOLIDATED CONDENSED STATEMENTS OF INCOME
(in thousands, except per share data)
(Quarterly data is unaudited)

		Quarter Ended		Fiscal Year		Quarter Ended			Fiscal Year
	April 30,	January 29,	October 30,	Ended	July 31,	May 1,	January 30,	October 31,	Ended
	2006	2006	2005	July 31, 2005	2005	2005	2005	2004	July 31, 2004
Revenues
Net sales	$624,686	$488,411	$472,436	$1,713,782	$563,805	$499,899	$347,947	$302,131	$1,170,186
Financial products	2,216	3,256	2,974	11,915	2,826	3,373	3,056	2,660	15,203
Rentals	2,713	2,759	2,313	9,333	2,948	2,084	2,431	1,870	8,573

	629,615	494,426	477,723	1,735,030	569,579	505,356	353,434	306,661	1,193,962
Cost of sales	511,552	398,566	382,859	1,447,785	459,893	407,464	299,462	280,966	968,562

Gross profit	118,063	95,860	94,864	287,245	109,686	97,892	53,972	25,695	225,400
Gross profit margin	18.8%	19.4%	19.9%	16.6%	19.3%	19.4%	15.3%	8.4%	18.9%
Selling and administrative expenses	41,025	39,301	38,061	142,383	43,927	39,524	30,810	28,122	128,465
Selling & administrative %	6.5%	7.9%	8.0%	8.2%	7.7%	7.8%	8.7%	9.2%	10.8%
Product development expenses	6,920	6,825	6,437	24,601	6,037	7,101	5,555	5,908	21,002
Product development %	1.1%	1.4%	1.3%	1.4%	1.1%	1.4%	1.6%	1.9%	1.8%
Gain on sale of Gradall excavator product line	(14,572)	—	—	—	—	—	—	—	—
Restructuring charges	—	—	—	—	—	—	—	—	27

Income (loss) from operations	84,690	49,734	50,366	120,261	59,722	51,267	17,607	(8,335)	75,906
Operating profit (loss) margin	13.5%	10.1%	10.5%	6.9%	10.5%	10.1%	5.0%	-2.7%	6.4%
Other income (deductions):
Interest expense (net of interest income)	(4,030)	(6,688)	(4,466)	(28,609)	(4,905)	(7,418)	(7,852)	(8,434)	(35,397)
Miscellaneous, net	(3,974)	69	934	1,436	2,595	(6,105)	2,076	2,870	1,372

Income (loss) before taxes	76,686	43,115	46,834	93,088	57,412	37,744	11,831	(13,899)	41,881
Income tax provision (benefit)	30,499	15,695	18,968	35,915	21,716	15,022	4,347	(5,170)	15,232

Net income (loss)	$46,187	$27,420	$27,866	$57,173	$35,696	$22,722	$7,484	$(8,729)	$26,649

Return on revenues	7.3%	5.5%	5.8%	3.3%	6.3%	4.5%	2.1%	-2.8%	2.2%

Earnings (loss) per common share	$.44	$.26	$.27	$.61	$.35	$.24	$.09	$(.10)	$.31

Earnings (loss) per common share — assuming dilution	$.43	$.26	$.27	$.60	$.35	$.24	$.08	$(.10)	$.30

Cash Dividends per share	$.0050	$.0025	$.0025	$.0100	$.0025	$.0025	$.0025	$.0025	$.0100

Average basic shares outstanding	105,088	104,042	102,424	93,058	100,722	94,182	87,596	86,554	85,720

Average diluted shares outstanding	107,232	106,374	105,112	95,586	103,312	96,574	89,976	86,554	88,064

JLG Industries, Inc. — Page 6
JLG INDUSTRIES, INC.
CONSOLIDATED CONDENSED BALANCE SHEETS
(in thousands, except per share data)
(Quarterly data is unaudited)

	April 30,	January 29,	October 30,	July 31,	May 1,	January 30,	October 31,	July 31,
	2006	2006	2005	2005	2005	2005	2004	2004
ASSETS
Current assets
Cash and cash equivalents	$304,895	$183,344	$230,947	$223,597	$172,480	$24,305	$66,498	$37,656
Trade accounts and finance receivables, net	393,966	379,813	379,393	419,866	377,190	354,350	333,316	400,597
Inventories	216,901	227,957	218,881	169,097	185,370	182,606	170,731	154,405
Assets held for sale	—	49,941	—	—	3,500	4,300	—	—
Other current assets	26,595	42,715	48,417	56,739	55,253	43,166	45,739	41,058

Total current assets	942,357	883,770	877,638	869,299	793,793	608,727	616,284	633,716
Property, plant and equipment, net	87,447	82,746	84,879	85,855	78,270	82,387	89,443	91,504
Equipment held for rental, net	21,934	36,684	38,401	22,570	27,220	23,163	26,842	21,190
Finance receivables, less current portion	29,472	26,500	29,688	30,354	31,836	36,992	39,002	33,747
Pledged finance receivables, less current portion	11,923	18,623	26,589	33,649	40,459	50,372	56,413	86,559
Goodwill	60,513	60,419	61,598	61,641	63,134	63,165	63,017	62,885
Intangible assets, net	74,557	75,371	31,795	32,086	33,465	33,848	34,590	35,240
Other assets	72,197	68,379	64,675	68,143	56,848	80,420	66,991	62,603

	$1,300,400	$1,252,492	$1,215,263	$1,203,597	$1,125,025	$979,074	$992,582	$1,027,444

LIABILITIES AND SHAREHOLDERS’ EQUITY
Current liabilities
Short-term debt and current portion of long-term debt	$8,447	$6,515	$1,486	$1,496	$1,552	$3,744	$1,788	$1,729
Current portion of limited recourse debt from finance receivables monetizations	16,531	26,558	29,045	29,642	29,708	26,660	26,725	32,585
Accounts payable	221,342	187,591	200,281	200,323	194,588	139,742	150,600	139,990
Accrued expenses	120,444	139,689	141,039	148,651	116,285	97,795	108,500	118,860

Total current liabilities	366,764	360,353	371,851	380,112	342,133	267,941	287,613	293,164
Long-term debt, less current portion	215,084	221,888	221,470	224,197	226,937	302,189	302,088	300,011
Limited recourse debt from finance receivables monetizations, less current portion	11,985	18,760	26,876	34,016	40,878	50,941	59,008	89,209
Accrued post-retirement benefits	25,193	31,797	31,455	31,113	30,801	30,423	30,211	29,666
Other long-term liabilities	23,152	22,117	28,464	27,233	24,116	23,536	21,362	20,542
Provisions for contingencies	32,486	30,707	28,007	28,334	23,922	19,298	15,520	13,582
Shareholders’ equity
Capital stock:
Authorized shares: 200,000 at $.20 par value
Issued shares: 106,338; fiscal 2005 — 103,290; fiscal 2004 — 87,806	21,268	21,100	20,666	20,658	20,390	17,880	17,814	17,562
Additional paid-in capital	206,710	193,021	165,119	170,367	153,779	28,147	26,204	20,790
Retained earnings	410,937	365,280	338,124	310,516	275,077	252,579	245,319	254,268
Unearned compensation	—	—	—	(7,397)	(2,642)	(3,433)	(4,019)	(5,333)
Accumulated other comprehensive loss	(13,179)	(12,531)	(16,769)	(15,552)	(10,366)	(10,427)	(8,538)	(6,017)

Total shareholders’ equity	625,736	566,870	507,140	478,592	436,238	284,746	276,780	281,270

	$1,300,400	$1,252,492	$1,215,263	$1,203,597	$1,125,025	$979,074	$992,582	$1,027,444

JLG Industries, Inc. — Page 7
JLG INDUSTRIES, INC.
CONSOLIDATED CONDENSED STATEMENTS OF CASH FLOW
(in thousands)
(Quarterly data is unaudited)

		Quarter Ended		Fiscal Year		Quarter Ended			Fiscal Year
	April 30,	January 29,	October 30,	Ended	July 31,	May 1,	January 30,	October 31,	Ended
	2006	2006	2005	July 31, 2005	2005	2005	2005	2004	July 31, 2004
OPERATIONS
Net income (loss)	$46,187	$27,420	$27,866	$57,173	$35,696	$22,722	$7,484	$(8,729)	$26,649
Adjustments to reconcile net income (loss) to cash flow from operating activities:
Gain on sale of Gradall excavator product line	(14,572)	—	—	—	—	—	—	—	—
Loss (gain) on sale of property, plant and equipment	5	57	(86)	948	828	(22)	(19)	161	319
Gain on sale of equipment held for rental	(7,555)	(5,612)	(72)	(11,711)	(3,791)	(1,286)	(5,334)	(1,300)	(12,451)
Non-cash charges and credits:
Depreciation and amortization	7,701	7,907	6,533	28,899	7,365	7,488	6,958	7,088	25,681
Other	11,238	5,137	7,031	6,986	(5,953)	6,225	3,965	2,749	17,006
Changes in selected working capital items:
Accounts receivable	(13,080)	(13,268)	39,186	(25,948)	(42,151)	(16,355)	(29,659)	62,217	(66,296)
Inventories	10,368	(30,523)	(50,027)	(15,268)	16,321	(3,463)	(11,758)	(16,368)	9,188
Accounts payable	35,610	(5,669)	(34)	60,423	5,868	54,834	(10,833)	10,554	33,207
Other operating assets and liabilities	9,160	(6,722)	1,324	30,623	38,335	7,188	(2,340)	(12,560)	13,506
Changes in finance receivables	(3,645)	(3,415)	1,351	1,877	1,459	1,944	6,970	(8,496)	(6,112)
Changes in pledged finance receivables	(133)	(233)	(196)	36	(190)	(248)	(917)	1,391	(14,866)
Changes in other assets and liabilities	(11,506)	(3,720)	(3,422)	8,374	495	21,946	(12,920)	(1,147)	(11,090)

Cash flow from operating activities	69,778	(28,641)	29,454	142,412	54,282	100,973	(48,403)	35,560	14,741

INVESTMENTS
Purchases of property, plant and equipment	(9,643)	(3,744)	(3,145)	(15,443)	(9,134)	(1,342)	(2,072)	(2,895)	(12,387)
Proceeds from the sale of property, plant and equipment	16	34	102	1,060	24	874	81	81	90
Purchases of the equipment held for rental	(11,890)	(9,270)	(18,121)	(31,249)	(5,590)	(6,719)	(8,851)	(10,089)	(26,689)
Proceeds from the sale of equipment held for rental	32,396	14,305	438	35,065	11,775	3,103	16,037	4,150	33,269
Proceeds from the sale of Gradall excavator product line	32,416	—	—	—	—	—	—	—	—
Cash portion of acquisitions	(58)	(47,035)	—	(105)	—	—	(105)	—	(109,557)
Other	422	(40)	(28)	366	(35)	503	(56)	(46)	333

Cash flow used for investing activities	43,659	(45,750)	(20,754)	(10,306)	(2,960)	(3,581)	5,034	(8,799)	(114,941)

FINANCING
Net issuance (repayment) of short-term debt	26	23	(11)	(6)	(58)	(1,961)	1,955	58	27
Issuance of long-term debt	10,000	—	—	156,018	(38)	26,002	45,038	85,016	351,999
Repayment of long-term debt	(12,678)	(96)	(97)	(232,666)	(3,060)	(99,374)	(45,140)	(85,092)	(362,506)
Issuance of limited recourse debt	—	—	—	—	—	—	—	—	13,979
Repayment of limited recourse debt	—	—	—	—	—	—	—	—	(253)
Payment of dividends	(530)	(264)	(258)	(925)	(257)	(224)	(224)	(220)	(871)
Net proceeds from issuance of common stock	—	—	—	119,421	(113)	119,534	—	—	—
Exercise of stock options	4,510	13,327	164	19,826	6,750	6,714	1,276	5,086	2,414
Excess tax benefits from stock-based compensation	7,323	13,017	44	—	—	—	—	—	—

Cash flow from financing activities	8,651	26,007	(158)	61,668	3,224	50,691	2,905	4,848	4,789

CURRENCY ADJUSTMENTS
Effect of exchange rate changes on cash	(537)	781	(1,192)	(7,833)	(3,429)	92	(1,729)	(2,767)	258

CASH AND CASH EQUIVALENTS
Net change in cash and cash equivalents	121,551	(47,603)	7,350	185,941	51,117	148,175	(42,193)	28,842	(95,153)
Beginning balance	183,344	230,947	223,597	37,656	172,480	24,305	66,498	37,656	132,809

Ending balance	$304,895	$183,344	$230,947	$223,597	$223,597	$172,480	$24,305	$66,498	$37,656

JLG Industries, Inc. — Page 8
JLG INDUSTRIES, INC.
CONSOLIDATED SELECTED SUPPLEMENTAL FINANCIAL INFORMATION
(in thousands)
(Quarterly data is unaudited)

		Quarter Ended		Fiscal Year		Quarter Ended			Fiscal Year
	April 30,	January 29,	October 30,	Ended	July 31,	May 1,	January 30,	October 31,	Ended
	2006	2006	2005	July 31, 2005	2005	2005	2005	2004	July 31, 2004
SEGMENT INFORMATION
REVENUES:
Machinery	$524,329	$412,327	$411,008	$1,461,401	$490,054	$437,595	$281,220	$252,532	$973,610
Equipment Services	103,015	78,789	63,654	259,878	75,145	64,313	69,070	51,350	204,454
Access Financial Solutions	2,271	3,310	3,061	13,751	4,380	3,448	3,144	2,779	15,898

	$629,615	$494,426	$477,723	$1,735,030	$569,579	$505,356	$353,434	$306,661	$1,193,962

SEGMENT PROFIT (LOSS):
Machinery	$80,457	$44,587	$47,940	$111,974	$63,786	$51,995	$9,533	$(13,340)	$70,844
Equipment services	27,586	24,497	23,205	72,878	19,533	17,867	19,711	15,767	59,760
Access Financial Solutions	1,139	1,166	1,088	4,420	2,303	1,211	712	194	1,695
Corporate expense	(25,153)	(21,412)	(22,928)	(75,407)	(27,103)	(21,254)	(13,801)	(13,249)	(67,308)

Segment profit (loss)	84,029	48,838	49,305	113,865	58,519	49,819	16,155	(10,628)	64,991
Add: AFS’ interest expense	661	896	1,061	6,396	1,203	1,448	1,452	2,293	10,915

Operating Income (Loss)	$84,690	$49,734	$50,366	$120,261	$59,722	$51,267	$17,607	$(8,335)	$75,906

PRODUCT GROUP REVENUES
Aerial work platforms	$320,827	$234,710	$243,874	$888,073	$313,962	$278,071	$171,517	$124,523	$562,056
Telehandlers	202,637	160,715	158,103	511,766	157,948	141,660	92,490	119,668	358,865
Excavators	865	16,902	9,031	61,562	18,144	17,864	17,213	8,341	52,689
After-sales service and support, including parts sales, and used and reconditioned equipment sales	100,357	76,084	61,428	252,381	73,751	62,304	66,727	49,599	196,576
Financial products	2,216	3,256	2,974	11,915	2,826	3,373	3,056	2,660	15,203
Rentals	2,713	2,759	2,313	9,333	2,948	2,084	2,431	1,870	8,573

	$629,615	$494,426	$477,723	$1,735,030	$569,579	$505,356	$353,434	$306,661	$1,193,962

GEOGRAPHIC REVENUES
United States	$456,630	$366,343	$354,913	$1,311,450	$437,066	$379,624	$256,027	$238,733	$923,696
Europe	124,621	83,349	62,533	264,032	84,126	86,224	56,819	36,863	178,392
Other international	48,364	44,734	60,277	159,548	48,387	39,508	40,588	31,065	91,874

	$629,615	$494,426	$477,723	$1,735,030	$569,579	$505,356	$353,434	$306,661	$1,193,962

JLG Industries, Inc. — Page 9
JLG INDUSTRIES, INC.
EBITDA
QUARTERLY PERIODS
(in thousands)

	April 30,	January 29,	October 30,	July 31,	May 1,	January 30,	October 31,	July 31,
	2006	2006	2005	2005	2005	2005	2004	2004
Net income (loss)	$46,187	$27,420	$27,866	$35,696	$22,722	$7,484	$(8,729)	$15,271
Interest expense	6,565	8,378	5,977	6,326	8,554	8,322	8,996	9,274
Income tax provision (benefit)	30,499	15,695	18,968	21,716	15,022	4,347	(5,170)	8,748
Depreciation and amortization	7,701	7,907	6,533	7,365	7,488	6,958	7,088	5,070

EBITDA	$90,952	$59,400	$59,344	$71,103	$53,786	$27,111	$2,185	$38,363

We monitor our EBITDA, which is a supplemental measure to GAAP that provides additional information concerning our leverage position and our historical ability to meet debt service and capital expenditure and working capital requirements. EBITDA also is an indicator of profitability, particularly in our capital-intensive industry. EBITDA reflects our earnings (loss) before interest, taxes and depreciation and amortization. EBITDA as presented differs from measures of EBITDA calculated for purposes of financial covenants in our note indentures and senior credit facilities.

JLG Industries, Inc. — Page 10
JLG INDUSTRIES, INC.
EBITDA AND EBITDA MARGINS
TRAILING TWELVE MONTH PERIODS
(in thousands)

	April 30,	January 29,	October 30,	July 31,	May 1,	January 30,	October 31,	July 31,
	2006	2006	2005	2005	2005	2005	2004	2004
Net income	$137,169	$113,704	$93,768	$57,173	$36,748	$22,713	$17,387	$26,649
Interest expense	27,246	29,235	29,179	32,198	35,146	35,992	37,218	38,098
Income tax provision	86,878	71,401	60,053	35,915	22,947	12,815	9,765	15,232
Depreciation and amortization	29,506	29,293	28,344	28,899	26,604	26,475	26,283	25,681

EBITDA	$280,799	$243,633	$211,344	$154,185	$121,445	$97,995	$90,653	$105,660

Revenues	$2,171,343	$2,047,084	$1,906,092	$1,735,030	$1,590,611	$1,403,942	$1,287,038	$1,193,962

EBITDA Margin	12.9%	11.9%	11.1%	8.9%	7.6%	7.0%	7.0%	8.8%

We monitor our EBITDA, which is a supplemental measure to GAAP that provides additional information concerning our leverage position and our historical ability to meet debt service and capital expenditure and working capital requirements. EBITDA also is an indicator of profitability, particularly in our capital-intensive industry. EBITDA reflects our earnings before interest, taxes and depreciation and amortization. EBITDA as presented differs from measures of EBITDA calculated for purposes of financial covenants in our note indentures and senior credit facilities.

JLG Industries, Inc. — Page 11
JLG INDUSTRIES, INC.
NET DEBT
(in thousands)

	April 30,	January 29,	October 30,	July 31,	May 1,	January 30,	October 31,	July 31,
	2006	2006	2005	2005	2005	2005	2004	2004
Revolving credit facilities	$—	$—	$—	$—	$—	$—	$—	$—
Cash management facilities	—	—	—	—	—	1,944	—	—
$125 million senior notes	97,545	109,975	109,975	109,975	112,975	125,000	125,000	125,000
$175 million senior subordinated notes	113,750	113,750	113,750	113,750	113,750	175,000	175,000	175,000
Miscellaneous debt	19,455	9,678	4,751	4,859	5,014	5,128	5,219	5,236
Fair value of interest rate swaps	(9,908)	(7,799)	(8,428)	(5,909)	(6,378)	(6,120)	(6,492)	(8,814)
Gain on terminated interest rate swap	2,689	2,799	2,908	3,018	3,128	4,981	5,149	5,318

Bank debt and notes	223,531	228,403	222,956	225,693	228,489	305,933	303,876	301,740
Limited recourse debt from finance receivables monetizations *	28,516	45,318	55,921	63,658	70,586	77,601	85,733	121,794

Total balance sheet debt	252,047	273,721	278,877	289,351	299,075	383,534	389,609	423,534

Net present value of off-balance sheet rental fleet lease	—	—	—	—	656	755	1,012	1,070
Net present value of off-balance sheet production equipment leases	—	—	—	—	2,583	3,709	3,991	4,399

Total off-balance sheet financing	—	—	—	—	3,239	4,464	5,003	5,469

Total balance sheet debt and off-balance sheet financing	252,047	273,721	278,877	289,351	302,314	387,998	394,612	429,003
Less: cash and cash equivalents	304,895	183,344	230,947	223,597	172,480	24,305	66,498	37,656
Less: limited recourse debt from finance receivables monetizations	28,516	45,318	55,921	63,658	70,586	77,601	85,733	121,794

Net debt	$(81,364)	$45,059	$(7,991)	$2,096	$59,248	$286,092	$242,381	$269,553

Shareholders’ Equity	$625,736	$566,870	$507,140	$478,592	$436,238	$284,746	$276,780	$281,270

Net Debt-to-Net Debt plus Shareholders’ Equity	—	7%	—	—	12%	50%	47%	49%

Total Balance Sheet Debt-to-Total Balance Sheet Debt plus Shareholders’ Equity	29%	33%	35%	38%	41%	57%	58%	60%

* Maximum loss exposure under loss pool agreements related to finance receivable monetizations	$8,818	$11,346	$11,855	$22,160	$22,168	$22,168	$22,168	$22,198

We monitor our net debt, which is a supplemental measure to GAAP that provides additional information concerning our leverage position and our historical ability to meet debt service and capital expenditure and working capital requirements. We define net debt as the sum of total balance sheet debt and other off-balance sheet financing, minus cash and limited recourse debt arising from our monetizations of customer finance receivables.

JLG Industries, Inc. — Page 12
JLG INDUSTRIES, INC.
FREE CASH FLOW
(in thousands)

		Quarter Ended		Fiscal Year		Quarter Ended			Fiscal Year
	April 30,	January 29,	October 30,	Ended	July 31,	May 1,	January 30,	October 31,	Ended
	2006	2006	2005	July 31, 2005	2005	2005	2005	2004	July 31, 2004
Net income (loss)	$46,187	$27,420	$27,866	$57,173	$35,696	$22,722	$7,484	$(8,729)	$26,649
Adjustments to reconcile net income (loss) to cash flow from operating activities:
Non-cash items	(3,183)	7,489	13,406	25,122	(1,551)	12,405	5,570	8,698	30,555
Accounts receivable	(13,080)	(13,268)	39,186	(25,948)	(42,151)	(16,355)	(29,659)	62,217	(66,296)
Inventories	10,368	(30,523)	(50,027)	(15,268)	16,321	(3,463)	(11,758)	(16,368)	9,188
Other current assets	11,633	4,345	9,535	(12,553)	899	(14,132)	3,497	(2,817)	8,780
Accounts payable	35,610	(5,669)	(34)	60,423	5,868	54,834	(10,833)	10,554	33,207
Accrued expenses	(2,473)	(11,067)	(8,211)	43,176	37,436	21,320	(5,837)	(9,743)	4,726
Finance receivables	(3,645)	(3,415)	1,351	1,877	1,459	1,944	6,970	(8,496)	(6,112)
Other cash from operations	(11,506)	(3,720)	(3,422)	8,374	495	21,946	(12,920)	(1,147)	(11,090)
Purchases of property, plant and equipment	(9,643)	(3,744)	(3,145)	(15,443)	(9,134)	(1,342)	(2,072)	(2,895)	(12,387)
Proceeds from the sale of property, plant and equipment	16	34	102	1,060	24	874	81	81	90
Purchases of equipment held for rental	(11,890)	(9,270)	(18,121)	(31,249)	(5,590)	(6,719)	(8,851)	(10,089)	(26,689)
Proceeds from the sale of equipment held for rental	32,396	14,305	438	35,065	11,775	3,103	16,037	4,150	33,269
Proceeds from the sale of Gradall excavator product line	32,416	—	—	—	—	—	—	—	—
Cash portion of acquisitions	(58)	(47,035)	—	(105)	—	—	(105)	—	(109,557)
Other cash from investments	422	(40)	(28)	366	(35)	503	(56)	(46)	333
Payment of dividends	(530)	(264)	(258)	(925)	(257)	(224)	(224)	(220)	(871)
Net proceeds from issuance of common stock	—	—	—	119,421	(113)	119,534	—	—	—
Exercise of stock options	4,510	13,327	164	19,826	6,750	6,714	1,276	5,086	2,414
Excess tax benefits from stock-based compensation	7,323	13,017	44	—	—	—	—	—	—
Effect of exchange rate changes on cash	(537)	781	(1,192)	(7,833)	(3,429)	92	(1,729)	(2,767)	258
Seller financing	—	(5,000)	—	—	—	—	—	—	(10,000)
Capital lease assumed in OmniQuip acquisition	—	—	—	—	—	—	—	—	(3,630)
Debt assumed in Delta acquisition	—	—	—	—	—	—	—	—	(103)
Other (1)	2,087	(753)	2,433	4,898	2,689	3,088	(582)	(297)	(1,184)

Free Cash Flow	$126,423	$(53,050)	$10,087	$267,457	$57,152	$226,844	$(43,711)	$27,172	$(98,450)

(1)	Includes changes in other off-balance sheet debt.
In addition to measuring our cash flow generation and usage based upon the Statements of Cash Flows, we also measure our free cash flow. We define free cash flow as cash flow from operating activities, investing activities, payment of dividends, exercise of stock options, and the effect of exchange rate changes on cash less changes in accounts receivable securitization, limited recourse debt from finance receivables monetizations and off-balance sheet debt. Our measure of free cash flow may not be comparable to similarly titled measures being disclosed by other companies and is not a measure of financial performance that is in accordance with GAAP. We utilize free cash flow to explain the change in our net debt position from the prior period.

JLG Industries, Inc. — Page 13
JLG INDUSTRIES, INC.
STATEMENTS OF INCOME
(in thousands, except per share data)
(unaudited)

	CONSOLIDATED		EQUIPMENT OPERATIONS		FINANCIAL SERVICES
	JLG Industries, Inc. and		JLG Industries, Inc. with Access
	Consolidated Subsidiaries		Financial Solutions on the Equity Basis		Access Financial Solutions
	Nine Months Ended		Nine Months Ended		Nine Months Ended
	April 30,	May 1,	April 30,	May 1,	April 30,	May 1,
	2006	2005	2006	2005	2006	2005
Revenues
Net sales	$1,585,533	$1,149,977	$1,585,533	$1,149,977	$—	$—
Financial products	8,446	9,089	—	—	8,446	9,089
Rentals	7,785	6,385	7,589	6,103	196	282

	1,601,764	1,165,451	1,593,122	1,156,080	8,642	9,371
Cost of sales	1,292,977	987,892	1,292,825	987,291	152	601

Gross profit	308,787	177,559	300,297	168,789	8,490	8,770
Selling and administrative expenses	118,387	98,456	115,908	96,996	2,479	1,460
Product development expenses	20,182	18,564	20,182	18,564	—	—
Gain on sale of Gradall excavator product line	(14,572)	—	(14,572)	—	—	—

Income from operations	184,790	60,539	178,779	53,229	6,011	7,310
Other income (deductions):
Interest expense (net of interest income)	(15,184)	(23,704)	(12,566)	(18,511)	(2,618)	(5,193)
Miscellaneous, net	(2,971)	(1,159)	(2,971)	(1,159)	—	—

Income before taxes	166,635	35,676	163,242	33,559	3,393	2,117
Income tax provision	65,162	14,199	63,835	13,356	1,327	843
Equity in income of Access Financial Solutions	—	—	2,066	1,274	—	—

Net income	$101,473	$21,477	$101,473	$21,477	$2,066	$1,274

Earnings per common share	$.98	$.24

Earnings per common share — assuming dilution	$.95	$.23

Cash dividends per share	$.01	$.0075

Weighted average shares outstanding	103,873	90,090

Weighted average shares outstanding — assuming dilution	106,261	92,596

JLG Industries, Inc. — Page14
JLG INDUSTRIES, INC.
BALANCE SHEETS
(in thousands, except per share data)
(unaudited)

	CONSOLIDATED		EQUIPMENT OPERATIONS		FINANCIAL SERVICES
	JLG Industries, Inc. and		JLG Industries, Inc. with Access
	Consolidated Subsidiaries		Financial Solutions on the Equity Basis		Access Financial Solutions
	April 30,	July 31,	April 30,	July 31,	April 30,	July 31,
	2006	2005	2006	2005	2006	2005
ASSETS
Current assets
Cash and cash equivalents	$304,895	$223,597	$304,895	$223,597	$—	$—
Trade accounts and finance receivables — net	393,966	419,866	352,724	373,417	41,242	46,449
Inventories	216,901	169,097	216,901	169,097	—	—
Other current assets	26,595	56,739	26,595	56,739	—	—

Total current assets	942,357	869,299	901,115	822,850	41,242	46,449
Property, plant and equipment — net	87,447	85,855	87,339	85,698	108	157
Equipment held for rental — net	21,934	22,570	21,771	22,259	163	311
Finance receivables, less current portion	29,472	30,354	—	—	29,472	30,354
Pledged receivables, less current portion	11,923	33,649	—	—	11,923	33,649
Goodwill	60,513	61,641	60,513	61,641	—	—
Intangible assets — net	74,557	32,086	74,557	32,086	—	—
Investment in Access Financial Solutions	—	—	42,551	40,485	—	—
Receivable from Access Financial Solutions	—	—	10,157	5,868	—	—
Other assets	72,197	68,143	72,088	68,009	109	134

	$1,300,400	$1,203,597	$1,270,091	$1,138,896	$83,017	$111,054

LIABILITIES AND SHAREHOLDERS’ EQUITY
Current liabilities
Short-term debt and current portion of long-term debt	$8,447	$1,496	$8,447	$1,496	$—	$—
Current portion of limited recourse debt from finance receivables monetizations	16,531	29,642	—	—	16,531	29,642
Accounts payable	221,342	200,323	221,342	200,323	—	—
Accrued expenses	120,444	148,651	120,433	148,615	11	36

Total current liabilities	366,764	380,112	350,222	350,434	16,542	29,678
Long-term debt, less current portion	215,084	224,197	215,084	224,197	—	—
Limited recourse debt from finance receivables monetizations, less current portion	11,985	34,016	—	—	11,985	34,016
Payable to JLG Industries, Inc.	—	—	—	—	10,157	5,868
Accrued post-retirement benefits	25,193	31,113	25,193	31,113	—	—
Other long-term liabilities	23,152	27,233	23,152	27,233	—	—
Provisions for contingencies	32,486	28,334	30,704	27,327	1,782	1,007
Shareholders’ equity
Capital stock:
Authorized shares: 200,000 at $.20 par value
Issued and outstanding shares: 106,338 shares; fiscal 2005 — 103,290 shares	21,268	20,658	21,268	20,658	30,000	30,000
Additional paid-in capital	206,710	170,367	206,710	170,367	—	—
Retained earnings	410,937	310,516	410,937	310,516	12,551	10,485
Unearned compensation	—	(7,397)	—	(7,397)	—	—
Accumulated other comprehensive loss	(13,179)	(15,552)	(13,179)	(15,552)	—	—

Total shareholders’ equity	625,736	478,592	625,736	478,592	42,551	40,485

	$1,300,400	$1,203,597	$1,270,091	$1,138,896	$83,017	$111,054

JLG Industries, Inc. — Page 15
JLG INDUSTRIES, INC.
STATEMENTS OF CASH FLOWS
(in thousands)
(unaudited)

	CONSOLIDATED		EQUIPMENT OPERATIONS		FINANCIAL SERVICES
	JLG Industries, Inc. and		JLG Industries, Inc. with Access
	Consolidated Subsidiaries		Financial Solutions on the Equity Basis		Access Financial Solutions
	Nine Months Ended		Nine Months Ended		Nine Months Ended
	April 30,	May 1,	April 30,	May 1,	April 30,	May 1,
	2006	2005	2006	2005	2006	2005
Operations
Net income	$101,473	$21,477	$101,473	$21,477	$2,066	$1,274
Adjustments to reconcile net income to cash flow from operating activities:
Gain on sale of Gradall excavator product line	(14,572)	—	(14,572)	—	—	—
(Gain) loss on sale of property, plant and equipment	(24)	120	(24)	120	—	—
(Gain) loss on sale of equipment held for rental	(13,239)	(7,920)	(13,239)	(7,920)	—	—
Non-cash charges and credits:
Depreciation and amortization	22,141	21,534	21,939	20,913	202	621
Other	23,406	12,939	22,530	13,341	876	(402)
Changes in selected working capital items:
Accounts receivable	12,838	16,203	14,054	(10,498)	(1,216)	26,701
Inventories	(70,182)	(31,589)	(70,182)	(31,589)	—	—
Accounts payable	29,907	54,555	29,907	54,555	—	—
Other operating assets and liabilities	3,762	(7,712)	3,787	(7,588)	(25)	(124)
Changes in finance receivables	(5,709)	418	—	—	(5,709)	418
Changes in pledged finance receivables	(562)	226	—	—	(562)	226
Changes in other assets and liabilities	(18,648)	7,879	(18,753)	7,329	105	550

Cash flow from operating activities	70,591	88,130	76,920	60,140	(4,263)	29,264

Investments
Purchases of property, plant and equipment	(16,532)	(6,309)	(16,532)	(6,114)	—	(195)
Proceeds from the sale of property, plant and equipment	152	1,036	152	1,036	—	—
Purchases of equipment held for rental	(39,281)	(25,659)	(39,281)	(25,582)	—	(77)
Proceeds from the sale of equipment held for rental	47,139	23,290	47,139	23,290	—	—
Proceeds from the sale of Gradall excavator product line	32,416	—	32,416	—	—	—
Cash portion of acquisitions	(47,093)	(105)	(47,093)	(105)	—	—
Investment in income of Access Financial Solutions	—	—	(2,066)	(1,274)	—	—
Other	354	401	354	401	—	—

Cash flow used by investing activities	(22,845)	(7,346)	(24,911)	(8,348)	—	(272)

Financing
Net increase in short-term debt	38	52	38	52	—	—
Issuance of long-term debt	10,000	156,056	10,000	156,056	—	—
Repayment of long-term debt	(12,871)	(229,606)	(12,871)	(229,606)	—	—
Issuance of limited recourse debt	—	—	—	—	—	—
Repayment of limited recourse debt	—	—	—	—	—	—
Change in receivable from Access Financial Solutions	—	—	(4,289)	28,997	—	—
Change in payable to JLG Industries, Inc.	—	—	—	—	4,289	(28,997)
Payment of dividends	(1,052)	(668)	(1,052)	(668)	—	—
Net proceeds from issuance of common stock	—	119,534	—	119,534	—	—
Exercise of stock options	18,001	13,076	18,001	13,076	—	—
Excess tax benefits from stock-based compensation	20,384	—	20,384	—	—	—

Cash flow from financing activities	34,500	58,444	30,211	87,441	4,289	(28,997)

Currency Adjustments
Effect of exchange rate changes on cash	(948)	(4,404)	(922)	(4,409)	(26)	5

Cash and Cash Equivalents
Net change in cash and cash equivalents	81,298	134,824	81,298	134,824	—	—
Beginning balance	223,597	37,656	223,597	37,656	—	—

Ending balance	$304,895	$172,480	$304,895	$172,480	$—	$—